                                                                   EXHIBIT 10.33

                             STOCK PLEDGE AGREEMENT

      This STOCK PLEDGE AGREEMENT is made as of this 28th day of February, 2000, by and between MFIC Corporation, a Delaware corporation (the "Company"), with a place of business at 30 Ossipee Road, Newton, Massachusetts 02464 and National Bank of Canada, a Canadian chartered bank with a place of business at One Federal Street, Boston, Massachusetts 02110 (the "Lender").

      WHEREAS, the Company is the legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of each of the corporations described on Annex A as the same may be amended from time to time pursuant to the terms hereof (the "Subsidiaries"); and

      WHEREAS, the Company has entered into a Revolving Credit and Term Loan Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement"), with the Lender, pursuant to which the Lender, subject to the terms and conditions contained herein, is to make loans to the Company; and

      WHEREAS, pursuant to a certain Security Agreement (Inventory, Accounts, Equipment and Other Property) of even date herewith (as amended from time to time, the "Security Agreement"), the Borrower has granted to the Lender a security interest in the Borrower's Collateral (as defined in the Security Agreement) to secure the Liabilities (as defined in the Credit Agreement) of the Borrower to the Lender;

      WHEREAS, it is a condition precedent to the Lender making any loans to the Company under the Credit Agreement and in order to more fully vest the security interest granted in the Security Agreement, the Company execute and deliver to the Lender a pledge agreement in substantially the form hereof; and

      WHEREAS, the Company wishes to grant pledges and security interests in favor of the Lender as herein provided;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      ss.1. Pledge of Stock, Etc.

            (1) The Company hereby pledges, assigns, grants a security interest in, and delivers to the Lender, all of the shares of capital stock of the Subsidiaries of every class, as more fully described on Annex A hereto, to be held by the Lender subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Lender.

            (2) In case the Company shall acquire any additional Stock of any Subsidiary not set forth on Annex A or additional shares of the capital stock of any Subsidiary or corporation which is the successor of any Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of any Subsidiary, by purchase or otherwise, then the Company shall forthwith deliver to and pledge such shares or other securities to the Lender under this Agreement. The Company agrees that the Lender may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Lender hereunder.
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      ss.2. Definitions. The term "Liabilities" and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement. Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the Uniform Commercial Code of Massachusetts have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

      Stock. Includes the shares of stock described in Annex A attached (as amended from time to time pursuant to the terms hereof) hereto and any additional shares of stock at the time pledged with the Lender hereunder.

      Stock Collateral. The property at any time pledged to the Lender hereunder and all income therefrom, increases therein and proceeds thereof, but excluding from the definition of "Stock Collateral" any income, increases or proceeds thereof and any and all substitutions, replacements, and additions thereof.

      ss.3. Security for Liabilities. This Agreement and the security interest in and pledge of the Stock Collateral hereunder are made with and granted to the Lender as security for the payment and performance in full of all the Liabilities.

      ss.4. Liquidation, Recapitalization, Etc.

      Any sums or other property paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall be paid over and delivered to the Lender to be held by the Lender as security for the payment and performance in full of all of the Liabilities and shall be applied in reduction of the Liabilities in accordance with the terms and conditions of the Credit Agreement. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Lender to be held by Lender as security for the payment and performance in full of all of the Liabilities and shall be applied in reduction of the Liabilities in accordance with the terms and conditions of the Credit Agreement. All sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Lender, be held in trust for the Lender as security for the payment and performance in full of all of the Liabilities.

      ss.5. Warranty of Title; Authority. The Company hereby represents and warrants that: (a) the Company has good and marketable title to the Stock described in ss.1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement, (b) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default; thereunder, and (c) the information set forth in Annex A hereto relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the Lender's rights and security interest in such Stock against the claims and demands of all persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security


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interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Lender hereunder and will likewise defend the Lender's rights, pledge and security interest thereof and therein.

      ss.6. Voting, Etc., Prior to Maturity. So long as no Default or Event of Default shall have occurred and be continuing, the Company shall be entitled to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent waiver or ratification given by the Company if the effect thereof would impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Lender's option, as evidenced by the Lender's notifying the Company of such election, cease in case a Default or an Event of Default shall have occurred and be continuing.

      ss.7. Remedies

            (1) If a Default or an Event of Default shall have occurred and be continuing, the Lender shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Lender deems expedient:

                  (1) if the Lender so elects and gives notice of such election to the Company, the Lender may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Lender so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Lender the proxy and attorney-in-fact of the Company, with full power of substitution, to do
      so);

                  (2) the Lender may demand, sue for, collect or make any compromise or settlement the Lender deems suitable in respect of any Stock Collateral;

                  (3) the Lender may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Lender thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                  (4) the Lender may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees; and

                  (5) the Lender may set off against the Liabilities any and all sums deposited with it or held by it.

            (2) In the event of any disposition of the Stock Collateral as provided in clause (iii) of ss.7(a), the Lender shall give to the Company at least ten (10) Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. The Lender may enforce its rights hereunder without any other notice and without compliance with any


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other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the Company, to the fullest extent permitted by law). The Lender may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Lender may buy at private sale and may make payments thereof by any means. The Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys fees, travel and all other expenses which may be incurred by the Lender in attempting to collect the Liabilities or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Liabilities in the order set forth in such order or preference as the Lender may determine after proper allowance for Liabilities not then due. Only after such applications, and after payment by the Lender of any amount required by ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts, need the Lender account to the Company for any surplus. To the extent that any of the Liabilities are to be paid or performed by a person other than the Company, the Company waives and agrees not to assert any rights or privileges which it may have under ss.9-112 of the Uniform Commercial Code of the Commonwealth of Massachusetts.

            (3) If the Lender shall determine to exercise its right to sell any or all of the Stock pursuant to this ss.7, and if in the opinion of counsel for the Lender it is necessary, or if in the reasonable opinion of the Lender it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Lender shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

            (4) The Company recognizes that the Lender may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Lender agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer or issuers of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Stock from registration under the


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provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Lender shall designate and, if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

            (5) The Company further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this ss.7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this ss.7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this ss.7 shall be specifically enforceable against the Company and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

      ss.8. Marshalling. The Lender shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Liabilities or any of them, or to resort to such security or other assurances of payment in any particular order. All of the Lender's rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument evidencing any of the Liabilities or under which any of the Liabilities is outstanding or by which any of the Liabilities is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws.

      ss.9. Company's Liabilities Not Affected. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Lender of any right, remedy, power or privilege under or in respect of any of the Liabilities or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, the other Loan Documents or any of the Liabilities; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Liabilities; or (d) the taking of additional security for, or any other assurances of payment of, any of the Liabilities or the release or discharge or termination of any security or other assurances of payment or performance for any of the Liabilities; whether or not the Company shall have notice or knowledge of any of the foregoing.

      ss.10. Transfer, Etc., by Company. Without the prior written consent of the Lender, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement.


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      ss.11. Further Assurances. The Company will do all such acts, and will furnish to the Lender all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Lender may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Lender hereunder, all without any cost or expense to the Lender. If the Lender so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Lender as a financing statement in any recording office in any jurisdiction.

      ss.12. Lender's Exoneration. Under no circumstances shall the Lender be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than [ (a) ] to exercise reasonable care in the physical custody of the Stock Collateral and (b) after [a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. The Lender shall not be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Stock Collateral or against other parties thereto. The Lender's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Liabilities.

      ss.13. No Waiver, Etc.. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged. No act, failure or delay by the Lender shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Lender of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Liabilities or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Credit Agreement).

      ss.14. Notices, Etc. All notices, requests and other communications hereunder shall be made in the manner set forth in Section 17 of the Credit Agreement.

      ss.15. Termination. Upon final payment and performance in full of the Liabilities, and the termination of the Credit Agreement, this Agreement shall terminate and the Lender shall, at the Company's request and expense, return such Stock Collateral in the possession or control of the Lender as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Lender hereunder.

      ss.16. Overdue Amounts. Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

      ss.17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in Section 17 of the Credit Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.


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      ss.18. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover against National Bank of Canada (and not its successors and assigns) in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that neither the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into the Credit Agreement [and the other Loan Documents to which the Lender is a party], the Lender is relying upon, among other things, the waivers and certifications contained in this ss.18.

      ss.19. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company acknowledges receipt of a copy of this Agreement.

      This Agreement is intended to be supplemental of the Security Agreement. All provisions of the Security Agreement from the Borrower to the Lender shall apply to the Stock Collateral and the Lender shall have the same rights with respect to any and all Stock Collateral granted the Lender to secure the Liabilities hereunder as thereunder. In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the Security Agreement.

      IN WITNESS WHEREOF, intending to be legally bound, the Company and the Lender have caused this Agreement to be executed as of the date first above written.


                                        MFIC CORPORATION

                                        By: /s/ Irwin J. Gruverman
                                            ---------------------------

                                        Title: Chairman and CEO
                                               ------------------------


                                        NATIONAL BANK OF CANADA

                                        By: /s/ A. Keith Broyles
                                            ---------------------------

                                        Title: Vice President
                                               ------------------------


                                        By: /s/ Leonard J. Pellecchia
                                            ---------------------------

                                        Title: Vice President
                                               ------------------------


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      The undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the provisions of ss.ss.4, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Lender and the Company in carrying out such provisions.

                                          MICROFLUIDICS CORPORATION


                                          By: /s/ Irwin J. Gruverman
                                              -----------------------------

                                          Title: Chairman and CEO
                                                 ---------------------------

      None of the issuers has any authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.

                               Number of  Number of   Number of      Par or
           Record   Class of  Authorized    Issued   Outstanding  Liquidation
 Issuer     Owner    Shares     Shares      Shares      Shares       Value
 ------     -----    ------     ------      ------      ------       -----


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